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                                                                  Execution Copy



                           WARRANT PURCHASE AGREEMENT

          WARRANT PURCHASE AGREEMENT, dated as of May 2, 1996 (the "Agreement"),
                                                                    ---------
by and between Continental Airlines, Inc., a Delaware corporation

("Continental") and Air Partners, L.P., a Texas limited partnership ("Air
  -----------                                                         ---
Partners").
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                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, pursuant to the Stockholders' Agreement, the Investment Agreement and the Warrant Agreement (each as hereinafter defined), Continental issued to Air Partners warrants to purchase up to an aggregate of 2,557,600 shares of Class B common stock, par value $.01 per share, of Continental ("Class
                                                                           -----
B Common Stock") at an initial exercise price of $15.00 per share and up to an
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aggregate of 825,032 shares of Class B Common Stock at an initial exercise price of $30.00 per share (collectively, the "Warrants");
                                        --------

          WHEREAS, pursuant to the Amendment to Subscription and Stockholders' Agreement (the "Stockholders Agreement Amendment"), dated as of April 19, 1996,
                --------------------------------
between Continental, Air Partners and Air Canada, a Canadian corporation ("Air
                                                                           ---
Canada"), Air Partners has agreed not to make certain transfers or acquisitions
- ------
of Continental securities (including Warrants) prior to December 16, 1996;

          WHEREAS, Air Partners desires to have the right to require Continental to repurchase the Warrants, subject to certain specified limitations, and Continental desires to repurchase such Warrants, all on the terms and subject to the conditions as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

          1.  Definitions
              -----------

          The following terms used in the Agreement shall have the following meanings (all terms defined in the singular have the correlative meanings when used in the plural and vice versa).

          "Act" shall mean the Securities Act of 1933, as amended, and the
           ---
rules and regulations promulgated thereunder.

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          "Agreement" shall mean this Agreement, as originally executed and as
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modified, amended or supplemented from time to time.

          "Blackout Period" shall have the meaning specified in Section 2(b)
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hereof.

          "Business Day" shall mean any day that is not a Saturday, Sunday or
           ------------
other day on which banking institutions in New York, New York are authorized or required by law or executive order to close.

          "Class B Common Stock" shall have the meaning set forth in the
           --------------------
recitals hereto.

          "Consent Fee" shall have the meaning specified in Section 5(a).
           -----------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations promulgated thereunder.

          "Earnings Release Date" shall have the meaning specified in
           ---------------------
Section 2(b).

          "GE" shall have the meaning specified in Section 5(a).
           --

          "GE Expenses" shall mean the Consent Fee together with any other
           -----------
reasonable and documented out-of-pocket expenses incurred by Continental (including reasonable fees and expenses of GE's counsel) in connection with the actions taken by it pursuant to Section 5(a).

          "Intrinsic Value" shall mean, on a per Warrant basis, the positive
           ---------------
difference between the Market Price Per Share and the Warrant Price, each as determined on the Notification Date.

          "Investment Agreement" shall mean the Investment Agreement, dated as
           --------------------
of November 9, 1992, as amended on January 13, 1993, among Air Partners, Air Canada, Continental and Continental Holdings, Inc., as it may be further amended from time to time.

          "Loan Agreements" shall have the meaning specified in Section 5(a).
           ---------------

          "Market Price Per Share" shall mean the per share closing price,
           ----------------------
regular way, of Class B Common Stock on the NYSE on the Notification Date.

          "Notification Date"  shall mean the date on which a Repurchase Notice
           -----------------
is delivered by Air Partners to Continental in accordance with Section 2(a).

          "NYSE" shall mean the New York Stock Exchange, Inc.
           ----

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          "Person" shall mean any natural person, corporation, division of a
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corporation, partnership, trust, joint venture association, limited liability company, company, estate, unincorporated organization or governmental entity.

          "Preliminary Repurchase Notification" shall have the meaning set
           -----------------------------------
forth in Section 2(a).

          "Put Date" shall mean the date which is the third Business Day
           --------
following the Notification Date.

          "Repurchase Notice" shall mean a written notice delivered to
           -----------------
Continental by Air Partners specifying (i) that Air Partners is electing to exercise its put right in accordance with this Agreement, (ii) the number of Warrants Air Partners desires Continental to repurchase, (iii) the account or accounts to which the Repurchase Price should be paid and (iv) that Air Partners has all authority, consents and approvals necessary to sell the Warrants specified in such notice.

          "Repurchase Price" shall mean the Intrinsic Value multiplied by the
           ----------------
number of Warrants to be repurchased by Continental as set forth in the Repurchase Notice.

          "Stockholders' Agreement" shall mean the Subscription and
           -----------------------
Stockholders' Agreement, dated as of April 27, 1993, among Continental, Air Partners and Air Canada.

          "Stockholders Agreement Amendment" shall have the meaning specified
           --------------------------------
in the recitals hereto.

          "Warrant Agreement" shall mean the Warrant Agreement, dated as of
           -----------------
April 27, 1993, between Continental in its corporate capacity and Continental in its capacity as warrant agent.

          "Warrant Price" shall have the meaning specified in the Warrant
           -------------
Agreement and shall be subject to adjustment from time to time in accordance with Article IV thereof.

          "Warrants" shall have the meaning specified in the recitals hereto.
           --------

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          2.  Repurchase of Warrants
              ----------------------

     (a) In the event Air Partners desires to sell its Warrants to Continental pursuant to the terms hereof (i) it shall use good faith efforts to provide (including by telephone) to Continental's Chief Financial Officer or General Counsel, not later than 1 P.M. Eastern Time on the date of such intended sale, preliminary advance notice (a "Preliminary Repurchase Notification") of its
                               -----------------------------------
intention to exercise its put right hereunder and (ii) shall deliver to Continental at its principal office not later than 7 P.M. Eastern Time on the date of such intended sale, a Repurchase Notice confirming (or, if a Preliminary Repurchase Notification was not delivered pursuant to clause (i) of this Section 2(a), notifying Continental of) the exercise by Air Partners of its put right hereunder, provided, that (x) the delivery of a Preliminary Repurchase
           --------
Notification alone shall in no way obligate Air Partners to sell Warrants to Continental pursuant to the terms of this Agreement and (y) the failure to provide a Preliminary Repurchase Notification shall not preclude the delivery by Air Partners of a valid Repurchase Notice.

     (b) Upon its receipt of a Repurchase Notice, Continental shall, upon the terms and subject to the conditions of this Agreement, be required to repurchase each Warrant specified in the Repurchase Notice at its Intrinsic Value, provided
                                                                        --------
that (i) in no event shall Continental be required to repurchase during the term hereof Warrants with an aggregate Intrinsic Value of more than $50 million and
(ii) Continental may, at its option, determine not to repurchase Warrants specified in any Repurchase Notice delivered by Air Partners during any five-Business Day period (the "Blackout Period") commencing on the Business Day
                          ---------------
following the date on which Continental releases quarterly and annual earnings reports (such date of release, the "Earnings Release Date") if Continental has
                                    ---------------------
notified Air Partners at least two Business Days prior to the relevant Earnings Release Date of its determination not to repurchase Warrants during the Blackout Period.

     (c) Continental agrees that at any time after December 16, 1996, upon the written request of Air Partners, and provided Air Partners has complied with its obligations set forth in Section 12 of the Stockholders Agreement Amendment, it will agree to amend the terms of the Warrants and, to the extent necessary, the Warrant Agreement, to permit the "cashless exercise" of the Warrants, it being understood that a "cashless exercise" represents the exercise of Warrants by Air Partners, and the corresponding delivery by Air Partners to Continental of Warrants with an aggregate Intrinsic Value equal to the aggregate Warrant Price of the Warrants so exercised, in consideration therefor. The parties agree that the aforementioned method of "cashless exercise" may be modified (including, without limitation, to permit the transfer by Air Partners of shares of Class B Common Stock in payment of the exercise price of the Warrants so exercised) to the extent deemed necessary by Air Partners to

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avoid adverse consequences to Air Partners under Section 16 of the Exchange Act that may arise in connection with any "cashless exercise."

          3.  Method of Repurchase.  Upon the terms and subject to the
              --------------------
conditions of this Agreement, at 11:00 a.m. (Eastern Standard Time) on any Put Date with respect to which Continental has received a Repurchase Notice, at the principal offices of Continental, or at such other time or place as Continental and Air Partners may agree (a) Air Partners shall transfer to Continental full right, title and interest in and to the Warrants specified in its' Repurchase Notice, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances or adverse claims of any kind and nature in respect of such Warrants, and shall deliver to Continental a certificate or certificates representing such Warrants, in each case duly endorsed for transfer or accompanied by appropriate stock transfer powers duly endorsed; and (b) Continental shall pay to Air Partners, in full payment of the Warrants specified in the Repurchase Notice, an amount equal to the Repurchase Price, less, except as otherwise provided in Section 5(a), any GE Expenses incurred by Continental pursuant to Section 5(a), by wire transfer of immediately available funds to the account or accounts specified in the Repurchase Notice.

          4.  Certain Conditions to Repurchase.  Continental's obligation to
              --------------------------------
repurchase any Warrants pursuant to Section 3 hereof shall be subject to the satisfaction, or the written waiver by Continental, of the following conditions:
(i) the repurchase of Warrants shall not contravene any law, rule, order, rule, regulation or ordinance of any federal, state or local government or regulatory authority, including the Act or the Exchange Act, (ii) no preliminary or permanent injunction or other order against the repurchase of Warrants issued by any federal, state or other court of competent jurisdiction within or without the United States shall be in effect and (iii) Air Partners has, prior to the Put Date, complied with its obligations set forth in Section 12 of the Stockholders Agreement Amendment.

          5.   Additional Obligations of Continental.
               -------------------------------------

     (a) In order to comply with its obligations hereunder, and for so long as the Series B-1 Loan Agreement or the Series B-2 Loan Agreement, each as amended (the "Loan Agreements") between Continental and Global Project & Structured
      ---------------
Finance Corporation remain in full force and effect, Continental agrees to take any and all actions necessary to obtain from Global Project & Structured Finance Corporation or its affiliates ("GE") the consents to the transactions
                                --
contemplated by Section 3 hereof required pursuant to the terms of such Loan Agreements, including paying any amount to GE in exchange for such consent (the "Consent Fee"), provided, that the portion of the GE Expenses allocated to the
 -----------    --------
Consent Fee shall not be deducted as specified in Section 3(b) hereof unless Continental shall have obtained the written consent of Air Partners prior to the payment of any Consent Fee to GE.

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

     (b) Notwithstanding anything to the contrary contained in paragraph (a) of this Section 5, Continental shall use its best efforts to (i) refinance, prior to June 30, 1996, its remaining obligations under the Loan Agreements on the same or better terms to Continental so as to permit the transactions contemplated by Section 3 hereof and (ii) obtain any consent required from GE in connection with the performance of its obligations hereunder without paying a Consent Fee; provided, that Continental shall have no obligation to purchase
             --------
Warrants under this Agreement if Continental has complied with this Section 5(b) and Air Partners does not consent to the payment of any applicable Consent Fee to GE.

          6.   Term and Termination.  Unless earlier terminated by written
               --------------------
agreement of the parties hereto, this Agreement shall be effective for a period of one year commencing August 15, 1996, provided, however, that (i) the
                                        --------  -------
obligations of Continental set forth in Section 5(b)(i) shall be in full force and effect as of the date hereof and (ii) the obligations of the parties hereto set forth in Section 2(c) shall continue in full force and effect until April 27, 1998.

          7.   Assignment.
               ----------

     (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that, except as set forth in paragraph
                       --------
(b) of this Section 7, neither this Agreement nor any of the rights or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party.

     (b) Notwithstanding the foregoing, Air Partners may, at any time and from time to time, transfer Warrants to its partners and, in connection therewith, may assign the rights associated with such Warrants under Section 2(c) hereof to such partners.

          8.   Amendment; Severability.   This Agreement may be altered or
               -----------------------
amended only with the written consent of each of the parties. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

          9.   Notices.
               --------

          (a) Except for the Preliminary Repurchase Notification, all notices, requests, documents or other communications required or permitted hereunder shall be in writing and shall be delivered (i) by personal delivery or (ii) by sending a facsimile transmission of a copy of such writing, addressed as follows:

          if to Continental:

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

               Continental Airlines, Inc.
               Suite 2010
               2929 Allen Parkway
               Houston, Texas 77019
               Attention:  Chief Financial Officer and General Counsel
               Fax:  (713) 523-2831

          if to Air Partners:

               Air Partners, L.P.
               201 Main Street, Suite 2420
               Fort Worth, Texas  76102
               Attn.:  James G. Coulter
               Fax:  (817) 871-4010

          (b) Each party by written notice given to the other party in accordance with this Section 9 may change the name or address to which notices, requests, documents or other communications are to be sent to such party. All notices, requests, documents or other communications hereunder shall be deemed to have been given (i) upon actual delivery when given by personal delivery or
(ii) upon receipt of facsimile confirmation when delivered by facsimile transmission.

          10.  Complete Agreement; Counterparts.  This Agreement constitutes the
               --------------------------------
entire agreement among the parties hereto relating to the subject matter hereof, and all prior agreements and understandings, written or oral, with respect thereto are superseded. This Agreement may be executed by the parties in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          11.    Headings.  The section headings herein are for convenience of
                 --------
reference only and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

          12.    Choice of Law; Submission to Jurisdiction.
                 -----------------------------------------

               (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (b) Each of the parties hereto irrevocably consents and submits (i) to the exclusive jurisdiction of the State and Federal courts located in the County of New York in

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the State of New York in connection with any suits, actions or other proceedings arising between or among such parties under this Agreement and (ii) to the laying of venue in any such court in any such suit, action or proceeding. Each of such parties irrevocably agrees that such suits, actions or proceedings may only be commenced or prosecuted in such courts, and each irrevocably waives any claim that any such court constitutes an inconvenient forum for the prosecution of such suit, action or proceeding. Each of the parties irrevocably agrees not to seek the transfer to any court located outside the County of New York of any such suit, action or proceeding.

          13.    Third-Party Rights.  Except as specifically provided herein,
                 ------------------
this Agreement is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         CONTINENTAL AIRLINES, INC.

                         By:____________________________

                            Name:
                            Title:

                         AIR PARTNERS, L.P.

                         By:  1992 Air GP, as General Partner

                             By:  1992 Air, Inc., as General Partner

                                 By:__________________________
                                    Name:
                                    Title:

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